UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  December 8, 2004

                               ATA Holdings Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Indiana
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                 (State or Other Jurisdiction of Incorporation)

           000-21642                                 35-1617970
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      (Commission File Number)               (IRS Employer Identification No.)

           7337 West Washington Street
              Indianapolis, Indiana                          46231
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   (Address of Principal Executive Offices)                (Zip Code)

                               (317) 247-4000
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              (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers;  Election of Officers;
Appointment of Principal Officers.

ATA Holdings Corp. announces that effective December 8, 2004, David M. Wing resigned as Executive Vice President and Chief Financial Officer in order to pursue other interests. The Company has not yet named a successor.


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                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATA Holdings Corp.
Date: December 13, 2004

                                        By: /s/ Brian T. Hunt
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                                        Name: Brian T. Hunt
                                        Title: Vice President & General Counsel